UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 4, 2026

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Perpetua Resources Corp. (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) on June 4, 2026. As of April 8, 2026, the record date for the Annual Meeting (the “Record Date”), 125,093,670 common shares of the Company (the “Common Shares”) were outstanding and entitled to vote at the Annual Meeting. Holders of Common Shares were entitled to one vote per share held as of the Record Date. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

1.	The proposal to fix the number of directors of the Company at nine (9) was approved by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
100,255,700	131,387	136,395	---

2.	Each of the following persons was duly elected by the Company’s shareholders as a director for a term expiring at the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Marcelo Kim	72,595,988	11,838,253	135,148	15,954,093
Christopher J. Robison	82,656,825	1,790,661	121,876	15,954,093
Alexander Sternhell	84,171,419	323,624	74,346	15,954,093
Robert Dean	83,609,269	890,130	69,990	15,954,093
Andrew Cole	84,259,071	244,388	65,930	15,954,093
Richie Haddock	83,611,367	885,049	72,973	15,954,093
Laura Dove	83,776,106	710,090	83,193	15,954,093
Jeffrey Malmen	84,286,363	218,245	64,781	15,954,093
Jonathan Cherry	84,410,663	93,973	64,753	15,954,093

3.	The proposal to approve the Company’s 2026 Equity Incentive Plan was approved by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
83,668,621	618,967	281,801	15,954,093

4.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 at a remuneration to be set by the directors was ratified by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
100,360,405	50,484	112,593	---

No other matters were submitted for shareholder action at the Annual Meeting.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported above, at the Annual Meeting, the Company’s shareholders approved the Company’s 2026 Equity Incentive Plan, which amends and restates the Company’s existing Omnibus Equity Incentive Plan. The 2026 Equity Incentive Plan does not increase the number of shares of the Company’s common stock reserved for issuance, and the share reserve remains 8,280,530 shares. The plan became effective on June 4, 2026 and will terminate on June 4, 2036, unless earlier terminated by the Company’s board of directors (the “Board”) or extended with shareholder approval.

In connection with the adoption of the 2026 Equity Incentive Plan, the Board approved a new form of award agreement for use with the 2026 Equity Incentive Plan and setting forth the standard terms and conditions that apply to grants of awards pursuant to the 2026 Equity Incentive Plan, although awards may be granted under the 2026 Equity Incentive Plan that deviate from these standard terms and conditions.

A summary description of the terms of the 2026 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”) under the section of the Proxy Statement entitled “Item 3 Approval of the Company’s 2026 Equity Incentive Plan” which is qualified by the full text of the 2026 Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

On June 3, 2026, the United States District Court for the District of Idaho (“U.S. District Court”) granted the motion to dismiss filed by the Company and the other defendants in the previously disclosed putative securities class action, Barnes et al. v. Perpetua Resources Corp. et al., Case No. 1:25-cv-00160. The U.S. District Court dismissed the amended complaint without prejudice and granted plaintiffs leave to file a second amended complaint on or before July 3, 2026.

In addition, following the U.S. District Court’s denial on May 29, 2026 of the preliminary injunction motion filed by plaintiffs in the previously disclosed lawsuit relating to the Stibnite Gold Project (the “Project”) commenced on February 18, 2025 by various environmental advocacy groups, certain procedural pleadings have been filed and additional pleadings are anticipated, including an appeal by the plaintiffs to the U.S. Court of Appeals for the Ninth Circuit of the denial of their preliminary injunction motion. The Company expects this case to progress this summer towards disposition of the merits of plaintiffs’ claims, with cross-motions for summary judgment now pending before the District Court from all parties and a hearing date currently set for oral argument on those summary judgment motions for June 24, 2026.

Cautionary Statement

Statements contained in this Current Report on Form 8-K (“Current Report”) that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “Forward-Looking Information”) within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Except as required by law, the Company does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this Current Report to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
Exhibit No.	Description
10.1	Perpetua Resources Corp. 2026 Equity Incentive Plan
10.2	Form of RSU Award Agreement under Perpetua Resources Corp. 2026 Equity Incentive Plan effective June 2026
10.3	Form of PSU Award Agreement under Perpetua Resources Corp. 2026 Equity Incentive Plan effective June 2026
10.4	Form of DSU Award Agreement under Perpetua Resources Corp. 2026 Equity Incentive Plan effective June 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: June 10, 2026	By:	/s/ Mark Murchison
Mark Murchison
Chief Financial Officer